Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FIRST QUARTER 2020 RESULTS

Houston, Texas

May 11, 2020

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE:SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore oil and natural gas and wind farm facilities worldwide, today announced results for its first quarter ended March 31, 2020.

Notable first quarter items include:

•

Average dayrates, excluding those for the crew transfer vessel fleet, increased to $11,157 in the first quarter of 2020 from $11,071 in the fourth quarter of 2019. The improved average dayrates reflect the change in the Company’s fleet mix over the period.

•

SEACOR Marine closed its acquisition of the remaining minority interests in Falcon Global Holdings LLC, increasing its ownership stake to 100%. Obtaining full ownership of the liftboat fleet will allow SEACOR Marine to manage the business with full flexibility going forward, which the Company believes will create value for its shareholders.

•

First quarter results include one-time restructuring charges of $0.5 million from the Company’s continuing cost reduction initiatives. The Company maintained its target of projected annual savings of at least $8.0 million, of which it has already achieved $7.7 million. The Company anticipates that the initiatives will impact all of its reportable segments and expects the bulk of the initiatives to be completed by the second quarter of 2020. The Company continues to evaluate additional opportunities for further cost reductions to adapt to the changing conditions.

•

First quarter revenues saw limited impact from COVID-19 and the drop in oil prices. The Company expects a deeper impact to revenues the rest of the year as a result of COVID-19 and reduced activity from its oil and gas customers due to lower commodity prices; however, the Company is unable to quantify such impact at this point but is closely monitoring and adjusting its operations accordingly.

Overall, total operating revenues for the first quarter were $41.7 million, operating loss was $24.6 million, and direct vessel profit (“DVP”)(1) was $17.1 million. This compares in the fourth quarter of 2019 to operating revenues of $49.1 million, operating loss of $10.5 million, and DVP of $23.1 million. The decrease in DVP in the first quarter was primarily driven by normal seasonally lower utilization, increased repairs and maintenance downtime and expense, and a reduction in available days due to vessel sales.

Chief Executive Officer John Gellert commented on SEACOR Marine's first quarter results:

“I sincerely thank our employees at sea and ashore for their professionalism, dedication, and perseverance throughout the COVID-19 pandemic. Despite these difficult times, we have maintained safe, reliable operations for our customers worldwide.

“The business challenges from COVID-19 that began late in the first quarter and the unprecedented drop in oil prices continue to impact every aspect of the offshore oil and gas industry.

“We remain focused on having adequate financial liquidity to ride through this cycle.  We continue to sell assets to optimize our fleet mix, while improving our margins and liquidity.  Additionally, the passage of the CARES Act allows for the carryback of net operating tax losses to tax years prior to our spin-off from SEACOR Holdings Inc. (“SEACOR Holdings”) and corresponding tax refunds for those years.  Subject to reaching an agreement with SEACOR Holdings, whose consent is required to make the necessary filings, we expect to receive a material amount of tax refunds over the next year, which will greatly assist to offset the potential effects to our business from COVID-19 and the recent drops in oil prices.

“We believe that, as we navigate these unprecedented times, the diversity of our assets, variety of missions supported by our equipment, and geographic spread of our operations will help mitigate the decline in business activity.”

For the first quarter of 2020, net loss attributable to SEACOR Marine was $15.9 million ($0.66 loss per basic and diluted share) and operating loss was $24.6 million.  Net loss attributable to SEACOR Marine’s continuing operations for the first quarter of 2019 was $25.5 million ($1.11 loss per basic and diluted share) and operating loss was $21.0 million.

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability when applied to reportable segments and a non-GAAP measure when applied to individual vessels, fleet categories or the combined fleet.  DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation and interest expense for owned vessels vs. leased-in expense for leased-in vessels).  DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures.  DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.  See page 7 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore oil and natural gas and windfarm facilities worldwide.  SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair.  Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

 Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements.  Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters.  Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company.  These statements are not guarantees of future performance and actual events or results may differ significantly from these statements.  Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made.  The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law.  It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).  These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact Connie Morinello at (346) 980-1700 or InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF LOSS (in thousands, except share data)

	Three Months Ended March 31,
	2020	2019
Operating Revenues	$41,743	$44,910
Costs and Expenses:
Operating	24,620	35,166
Administrative and general	10,765	10,812
Lease expense	3,407	4,137
Depreciation and amortization	15,001	16,097
	53,793	66,212
(Loss) Gain on Asset Dispositions and Impairments, Net	(12,572)	268
Operating Loss	(24,622)	(21,034)
Other Income (Expense):
Interest income	$676	354
Interest expense	(7,638)	(7,664)
SEACOR Holdings guarantee fees	(16)	(29)
Derivative gains (losses), net	5,114	(925)
Foreign currency losses, net	65	670
	(1,799)	(7,594)
Loss from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(26,421)	(28,628)
Income Tax Benefit	(6,668)	(3,831)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(19,753)	(24,797)
Equity in Losses of 50% or Less Owned Companies	(239)	(3,476)
Loss from Continuing Operations	(19,992)	(28,273)
(Loss) Income on Discontinued Operations, Net of Tax	—	—
Net Loss	(19,992)	(28,273)
Net Loss attributable to Noncontrolling Interests in Subsidiaries	(4,047)	(2,724)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(15,945)	$(25,549)

Basic and Diluted Loss Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(0.66)	$(1.11)
Discontinued operations	—	—
	$(0.66)	$(1.11)

Weighted Average Common Shares and Warrants Outstanding:
Basic and diluted shares	23,989,089	23,090,137

SEACOR MARINE HOLDINGS INC. UNAUDITED CONSOLIDATED STATEMENTS OF LOSS (in thousands, except statistics and per share data)

	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019
Time Charter Statistics:
Average Rates Per Day Worked (excluding crew transfer)	$11,157	$11,071	$10,946	$10,387	$9,796
Average Rates Per Day	$7,163	$7,260	$6,981	$6,843	$7,109
Fleet Utilization (excluding crew transfer)	57%	62%	64%	59%	57%
Fleet Utilization	63%	68%	74%	69%	58%
Fleet Available Days (excluding crew transfer)	5,210	5,542	6,048	6,491	6,496
Fleet Available Days	8,668	9,007	9,578	9,990	9,916
Operating Revenues:
Time charter	$39,290	$44,465	$49,747	$47,270	$40,819
Bareboat charter	724	834	1,765	1,389	1,143
Other marine services	1,729	3,771	3,188	4,153	2,948
	41,743	49,070	54,700	52,812	44,910
Costs and Expenses:
Operating:
Personnel	13,706	15,096	15,879	17,914	16,623
Repairs and maintenance	4,804	3,983	5,495	7,607	7,584
Drydocking	1,365	766	515	1,997	2,570
Insurance and loss reserves	939	1,663	1,198	1,763	1,414
Fuel, lubes and supplies	2,067	2,409	2,910	3,202	2,806
Other	1,739	2,061	1,214	2,887	4,169
	24,620	25,978	27,211	35,370	35,166
Direct Vessel Profit (1)	17,123	23,092	27,489	17,442	9,744
Other Costs and Expenses:
Lease expense	3,407	3,570	4,153	4,298	4,137
Administrative and general	10,765	11,928	11,462	10,524	10,812
Depreciation and amortization	15,001	15,412	16,091	16,412	16,097
	29,173	30,910	31,706	31,234	31,046
(Losses) Gains on Asset Dispositions and Impairments, Net	(12,572)	(2,679)	862	(3,848)	268
Operating Loss	(24,622)	(10,497)	(3,355)	(17,640)	(21,034)
Other Income (Expense):
Interest income	676	559	317	215	354
Interest expense	(7,638)	(7,397)	(7,362)	(7,633)	(7,664)
SEACOR Holdings guarantee fees	(16)	(21)	(26)	(32)	(29)
Derivative losses (gains), net	5,114	(663)	3,057	(1,398)	(925)
Foreign currency gains, net	65	(1,037)	(370)	(924)	670
Other, net	—	(1)	—	—	—
	(1,799)	(8,560)	(4,384)	(9,772)	(7,594)
Loss Before from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(26,421)	(19,057)	(7,739)	(27,412)	(28,628)
Income Tax (Benefit) Expense	(6,668)	(2,306)	1,277	(3,052)	(3,831)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(19,753)	(16,751)	(9,016)	(24,360)	(24,797)
Equity in Losses of 50% or Less Owned Companies	(239)	(2,425)	(1,325)	(7,078)	(3,476)
Loss from Continuing Operations	(19,992)	(19,176)	(10,341)	(31,438)	(28,273)
(Loss) Income from Discontinued Operations, Net of Tax	—	(2,742)	(7,899)	1,174	—
Net Loss	(19,992)	(21,918)	(18,240)	(30,264)	(28,273)
Net (Loss) Income attributable to Noncontrolling Interests in Subsidiaries	(4,047)	(1,463)	204	(1,875)	(2,724)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(15,945)	$(20,455)	$(18,444)	$(28,389)	$(25,549)

Basic and Diluted Income (Loss) Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(0.66)	$(0.74)	$(0.49)	$(1.31)	$(1.11)
Discontinued operations	—	(0.12)	(0.29)	0.10	—
	$(0.66)	$(0.86)	$(0.78)	$(1.21)	$(1.11)
Weighted Average Common Shares and Warrants Outstanding:
Basic and Diluted	23,989	23,832	23,741	23,382	23,090
Common Shares and Warrants Outstanding at Period End	24,854	23,708	23,653	23,592	23,350

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$20,988	$19,285	$17,851	$14,058	$10,588
Fleet utilization	11%	20%	26%	34%	28%
Fleet available days	1,864	1,956	2,340	2,669	2,698
Out-of-service days for repairs, maintenance and drydockings	116	6	159	325	232
Out-of-service days for cold-stacked status	1,301	1,301	1,131	1,322	1,579
Operating Revenues:
Time charter	$4,375	$7,408	$10,914	$12,628	$8,005
Bareboat charter	724	732	597	233	—
Other marine services	642	516	838	1,320	1,132
	5,741	8,656	12,349	14,181	9,137
Direct Costs and Expenses:
Operating:
Personnel	2,928	3,432	4,353	5,203	4,503
Repairs and maintenance	617	782	1,508	2,515	2,778
Drydocking	1,057	252	547	1,801	1,994
Insurance and loss reserves	135	566	371	841	592
Fuel, lubes and supplies	524	407	739	1,107	683
Other	79	102	88	113	90
	5,340	5,541	7,606	11,580	10,640
Direct Vessel Profit (Loss) (1)	$401	$3,115	$4,743	$2,601	$(1,503)
Other Costs and Expenses:
Lease expense	$2,138	$2,283	$2,758	$2,942	$2,911
Depreciation and amortization	5,358	5,474	5,634	5,341	5,498

Africa, primarily West Africa
Time Charter Statistics:
Average rates per day worked	$9,249	$9,435	$9,316	$9,365	$9,461
Fleet utilization	89%	88%	91%	81%	87%
Fleet available days	1,346	1,349	1,380	1,365	1,313
Out-of-service days for repairs, maintenance and drydockings	56	68	—	54	58
Operating Revenues:
Time charter	$11,095	$11,249	$11,738	$10,400	$10,773
Other marine services	167	1,216	129	753	(637)
	11,262	12,465	11,867	11,153	10,136
Direct Costs and Expenses:
Operating:
Personnel	2,695	3,230	3,308	3,428	3,867
Repairs and maintenance	1,435	1,242	1,323	952	1,184
Drydocking	8	253	(53)	(48)	338
Insurance and loss reserves	193	369	230	239	213
Fuel, lubes and supplies	472	817	961	939	754
Other	571	976	499	773	2,106
	5,374	6,887	6,268	6,283	8,462
Direct Vessel Profit (1)	$5,888	$5,578	$5,599	$4,870	$1,674
Other Costs and Expenses:
Lease expense	$1,126	$757	$761	$787	$785
Depreciation and amortization	2,604	2,608	2,681	2,759	2,356

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued) (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$9,634	$8,843	$8,795	$8,182	$8,386
Fleet utilization	73%	82%	83%	79%	72%
Fleet available days	1,671	1,901	2,020	2,026	2,061
Out-of-service days for repairs, maintenance and drydockings	200	15	129	73	95
Out-of-service days for cold-stacked status	48	153	184	115	90
Operating Revenues:
Time charter	$11,767	$13,840	$14,798	$13,175	$12,499
Other marine services	420	678	414	349	228
	12,187	14,518	15,212	13,524	12,727
Direct Costs and Expenses:
Operating:
Personnel	3,811	4,129	4,023	4,292	4,254
Repairs and maintenance	1,246	973	1,387	2,629	2,193
Drydocking	414	146	20	275	159
Insurance and loss reserves	339	408	333	381	327
Fuel, lubes and supplies	665	769	701	725	709
Other	683	635	567	793	1,100
	7,158	7,060	7,031	9,095	8,742
Direct Vessel Profit (1)	$5,029	$7,458	$8,181	$4,429	$3,985
Other Costs and Expenses:
Lease expense	$45	$42	$43	$42	$46
Depreciation and amortization	3,790	3,963	3,914	4,274	4,249

Latin America
Time Charter Statistics:
Average rates per day worked	$9,397	$8,649	$6,867	$8,074	$12,900
Fleet utilization	93%	69%	71%	63%	71%
Fleet available days	389	429	399	400	541
Out-of-service days for repairs, maintenance and drydockings	3	35	5	3	5
Out-of-service days for cold-stacked status	—	65	92	91	90
Operating Revenues:
Time charter	$3,396	$2,541	$1,951	$2,046	$4,922
Bareboat charter	—	102	1,168	1,156	1,143
Other marine services	149	261	221	273	635
	3,545	2,904	3,340	3,475	6,700
Direct Costs and Expenses:
Operating:
Personnel	1,215	1,081	846	976	1,556
Repairs and maintenance	392	234	298	481	335
Drydocking	(114)	114	—	(32)	79
Insurance and loss reserves	69	79	31	66	135
Fuel, lubes and supplies	135	127	187	314	428
Other	305	188	(87)	560	521
	2,002	1,823	1,275	2,365	3,054
Direct Vessel Profit (1)	$1,543	$1,081	$2,065	$1,110	$3,646
Other Costs and Expenses:
Lease expense	$9	$9	$—	$—	$1
Depreciation and amortization	899	1,037	1,573	1,659	1,936

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued) (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019
Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	3,471	3,505	3,146	2,972	2,339
Fleet utilization	73%	80%	96%	86%	60%
Fleet available days	3,398	3,373	3,439	3,530	3,303
Out-of-service days for repairs, maintenance and drydockings	122	107	3	159	53
Out-of-service days for cold-stacked status	—	—	92	91	90
Operating Revenues:
Time charter	$8,657	$9,427	$10,346	$9,021	$4,620
Other marine services	351	1,100	1,586	1,458	1,590
	9,008	10,527	11,932	10,479	6,210
Direct Costs and Expenses:
Operating:
Personnel	3,057	3,224	3,349	4,015	2,443
Repairs and maintenance	1,114	752	979	1,030	1,094
Drydocking	—	1	1	1	—
Insurance and loss reserves	203	241	233	236	147
Fuel, lubes and supplies	271	289	322	117	232
Other	101	160	147	648	352
	4,746	4,667	5,031	6,047	4,268
Direct Vessel Profit for Continuing Operations (1)	$4,262	$5,860	$6,901	$4,432	$1,942
Other Costs and Expenses:
Lease expense	$89	$479	$609	$546	$405
Depreciation and amortization	2,350	2,330	2,289	2,379	2,058

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$8,012	$8,095	$7,790	$7,597	$8,502
Fleet utilization	39%	48%	53%	49%	38%
Fleet available days	709	705	736	910	900
Out-of-service days for repairs, maintenance and drydockings	74	33	10	31	34
Out-of-service days for cold-stacked status	273	337	332	437	521
Operating Revenues:
Time charter	$2,225	$2,714	$3,059	$3,360	$2,875
Other marine services	559	1,076	365	869	(658)
	2,784	3,790	3,424	4,229	2,217
Direct Costs and Expenses:
Operating:
Personnel	892	1,212	1,418	2,001	1,390
Repairs and maintenance	408	330	524	632	630
Drydocking	22	-	8	96	75
Insurance and loss reserves	45	208	179	266	122
Fuel, lubes and supplies	216	145	252	262	62
Other	259	366	404	411	592
	1,842	2,261	2,785	3,668	2,871
Direct Vessel Profit (Loss) (1)	$942	$1,529	$639	$561	$(654)
Other Costs and Expenses:
Lease expense	$1,216	$872	$1,357	$1,527	$1,539
Depreciation and amortization	561	522	568	575	575

Fast support
Time Charter Statistics:
Average rates per day worked	$8,472	$8,257	$8,133	$7,624	$7,609
Fleet utilization	76%	78%	78%	71%	68%
Fleet available days	2,521	2,935	3,156	3,275	3,295
Out-of-service days for repairs, maintenance and drydockings	156	82	81	134	72
Out-of-service days for cold-stacked status	273	341	459	545	622
Operating Revenues:
Time charter	$16,284	$18,877	$20,079	$17,709	$17,083
Bareboat charter	724	732	597	233	—
Other marine services	(355)	(40)	(200)	(179)	(251)
	16,653	19,569	20,476	17,763	16,832
Direct Costs and Expenses:
Operating:
Personnel	4,659	5,071	5,486	5,796	5,511
Repairs and maintenance	2,278	1,873	2,204	2,682	2,337
Drydocking	36	357	(27)	136	350
Insurance and loss reserves	332	541	347	385	326
Fuel, lubes and supplies	904	1,098	1,395	1,602	1,102
Other	1,000	1,346	959	1,713	2,464
	9,209	10,286	10,364	12,314	12,090
Direct Vessel Profit (1)	$7,444	$9,283	$10,112	$5,449	$4,742
Other Costs and Expenses:
Lease expense	$352	$352	$351	$352	$352
Depreciation and amortization	5,118	5,447	5,646	5,929	5,944

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued) (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019
Supply
Time Charter Statistics:
Average rates per day worked	$7,360	$7,179	$6,755	$6,906	$7,001
Fleet utilization	79%	87%	96%	53%	62%
Fleet available days	2,521	338	398	486	501
Out-of-service days for repairs, maintenance and drydockings	3	—	—	118	60
Operating Revenues:
Time charter	$2,520	$2,114	$2,589	$1,787	$2,182
Bareboat charter	—	102	1,168	1,156	1,143
Other marine services	(69)	582	863	799	781
	2,451	2,798	4,620	3,742	4,106
Direct Costs and Expenses:
Operating:
Personnel	1,206	1,369	1,266	1,617	1,678
Repairs and maintenance	348	159	276	1,085	619
Drydocking	—	142	1	82	162
Insurance and loss reserves	67	65	66	78	105
Fuel, lubes and supplies	119	377	205	98	399
Other	397	314	57	842	1,144
	2,137	2,426	1,871	3,802	4,107
Direct Vessel Profit (Loss) (1)	$314	$372	$2,749	$(60)	$(1)
Other Costs and Expenses:
Lease expense	—	$381	$517	$433	$318
Depreciation and amortization	787	823	1,167	1,223	1,036

Specialty
Time Charter Statistics:
Fleet available days	91	92	92	91	90
Out-of-service days for cold-stacked status	91	92	92	91	90
Operating Revenues:
Other marine services	$—	$—	$—	$—	$—

Direct Costs and Expenses:
Operating:
Personnel	13	6	13	23	65
Repairs and maintenance	11	5	1	3	4
Insurance and loss reserves	20	9	18	20	8
Fuel, lubes and supplies	22	—	2	(24)	31
Other	101	64	75	77	95
	167	84	109	99	203
Direct Vessel Loss (1)	$(167)	$(84)	$(109)	$(99)	$(203)
Other Costs and Expenses:
Operating:
Depreciation and amortization	128	128	128	127	128

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued) (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019
Liftboats
Time Charter Statistics:
Average rates per day worked	$27,513	$27,453	$26,172	$20,993	$17,750
Fleet utilization	31%	36%	39%	47%	46%
Fleet available days	8,668	1,472	1,665	1,729	1,710
Out-of-service days for repairs, maintenance and drydockings	141	6	153	292	224
Out-of-service days for cold-stacked status	664	657	432	455	526
Operating Revenues:
Time charter	$12,339	$14,375	$16,830	$16,932	$13,877
Other marine services	250	732	795	1,481	2,080
	12,589	15,107	17,625	18,413	15,957
Direct Costs and Expenses:
Operating:
Personnel	4,097	4,588	4,824	5,360	5,097
Repairs and maintenance	650	776	1,656	2,189	2,828
Drydocking	1,307	267	532	1,683	1,983
Insurance and loss reserves	679	711	484	921	884
Fuel, lubes and supplies	490	550	899	1,076	1,005
Other	147	338	221	251	444
	7,370	7,230	8,616	11,480	12,241
Direct Vessel Profit (1)	$5,219	$7,877	$9,009	$6,933	$3,716
Other Costs and Expenses:
Lease expense	$1,497	$1,497	$1,498	$1,497	$1,498
Depreciation and amortization	6,128	6,136	6,247	6,055	6,053

Crew transfer
Time Charter Statistics:
Average rates per day worked	$2,375	$2,378	$2,220	$2,431	$2,325
Fleet utilization	72%	77%	92%	88%	60%
Fleet available days	3,458	3,465	3,531	3,499	3,420
Out-of-service days for repairs, maintenance and drydockings	122	111	52	39	53
Out-of-service days for cold-stacked status	48	92	184	91	90
Operating Revenues:
Time charter	$5,922	$6,385	$7,190	$7,482	$4,802
Other marine services	315	389	577	499	322
	6,237	6,774	7,767	7,981	5,124
Direct Costs and Expenses:
Operating:
Personnel	2,592	2,435	2,432	2,665	2,309
Repairs and maintenance	1,056	693	775	933	1,096
Drydocking	—	—	—	—	—
Insurance and loss reserves	99	124	113	93	104
Fuel, lubes and supplies	230	220	152	167	189
Other	86	75	96	113	113
	4,063	3,547	3,568	3,971	3,811
Direct Vessel Profit (1)	$2,174	$3,227	$4,199	$4,010	$1,313
Other Costs and Expenses:
Depreciation and amortization	$1,717	$1,837	$1,819	$1,920	$2,031

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued) (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019
Other Activity
Operating Revenues:
Other marine services	$1,029	$1,032	$788	$684	$674
	1,029	1,032	788	684	674
Direct Costs and Expenses:
Operating:
Personnel	247	415	440	452	573
Repairs and maintenance	53	147	59	83	70
Insurance and loss reserves	(303)	5	(9)	—	(135)
Fuel, lubes and supplies	86	19	5	21	18
Other	(251)	(442)	(598)	(520)	(683)
	(168)	144	(102)	36	(157)
Direct Vessel Profit (1)	$1,197	$888	$890	$648	$831
Other Costs and Expenses:
Lease expense	$342	$468	$448	$508	$224
Depreciation and amortization	562	519	516	583	330

SEACOR MARINE HOLDINGS INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (NON-GAAP PRESENTATION) (in thousands)

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019
Cash Flows from Continuing Operating Activities:
DVP (1)	17,123	23,092	27,489	17,442	9,744
Operating, leased-in equipment (excluding amortization of deferred gains)	(3,838)	(4,648)	(4,963)	(4,886)	(4,842)
Administrative and general (excluding provisions for bad debts and amortization of share awards)	(9,776)	(10,773)	(9,160)	(9,696)	(10,455)
SEACOR Holdings management and guarantee fees	(16)	(21)	(26)	(32)	(29)
Dividends received from 50% or less owned companies	—	800	873	—	400
Other, net (excluding non-cash losses)	—	(2)	—	—	—
	3,493	8,448	14,213	2,828	(5,182)
Changes in operating assets and liabilities before interest and income taxes	(7,144)	7,758	(7,236)	4,921	2,924
Director share awards	—	—	—	894	—
Restricted stock vested	(175)	(55)	(240)	—	(282)
Cash settlements on derivative transactions, net	(214)	(190)	(546)	275	(75)
Interest paid, excluding capitalized interest (1)	(4,744)	(6,255)	(5,633)	(5,971)	(4,593)
Interest received	676	560	316	215	354
Income taxes refunded, net	—	—	—	—	1,999
Net cash (used in) provided operating activities	(8,108)	10,266	874	3,162	(4,855)
Cash Flows from Continuing Investing Activities:
Purchases of property and equipment	(11,244)	(5,890)	(9,547)	(19,386)	(20,633)
Proceeds from disposition of property and equipment	3,105	36,418	10,119	9,268	378
Proceeds from the sale of ERRV fleet	—	27,390	—	—	—
Cash Impact of sale of ERRV fleet	—	(5,140)	—	—	—
Net change in construction reserve fund	9,148	5,268	1,951	7,997	(48)
Net investing activities in property and equipment	1,009	58,046	2,523	(2,121)	(20,303)
Investments in and advances to 50% or less owned companies	(245)	(6,062)	(8,686)	(718)	(1,951)
Capital distributions from equity investees	—	48	413	—	—
Principal payments on notes due from equity investees	—	—	22	—	—
Net cash provided by (used in) investing activities	764	52,032	(5,728)	(2,839)	(22,254)
Cash Flows from Continuing Financing Activities:
Payments on long-term debt	(5,222)	(3,899)	(11,976)	(3,738)	(4,361)
Purchase of subsidiary shares from noncontrolling interests	—	—	—	—	(3,392)
Proceeds from exercise of stock options and Warrants	—	340	973	3	108
Net cash (used in) provided by financing activities	(5,222)	(3,559)	(11,003)	(3,735)	(7,645)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	(1,908)	(19,238)	(472)	1,195	873
Net Change in Cash, Cash Equivalents and Restricted Cash	(14,474)	39,501	(16,329)	(2,217)	(33,881)
Cash Flows from Discontinued Operations
Operating Activities	—	4,297	(446)	(747)	2,888
Investing Activities	—	(4,462)	(116)	(615)	(376)
Effects of FX Rate Changes on Cash and Cash Equivalents	—	3,322	268	(1,504)	612
Net Decrease in Cash and Cash Equivalents from Discontinued Operations:	—	3,157	(294)	(2,866)	3,124
Net Change in Cash, Cash Equivalents and Restricted Cash	(14,474)	42,658	(16,623)	(5,083)	(30,757)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	87,047	44,389	61,012	66,095	96,852
Cash, Restricted Cash and Cash Equivalents, End of Period	$72,573	$87,047	$44,389	$61,012	$66,095

SEACOR MARINE HOLDINGS INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands)

	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019
ASSETS
Current Assets:
Cash and cash equivalents	$69,220	$83,943	$38,155	$55,763	$57,158
Restricted cash	3,353	3,104	4,016	2,240	2,240
Receivables:
Trade, net of allowance for doubtful accounts	48,192	49,128	58,954	60,711	61,586
Other	27,872	18,531	6,835	9,682	7,998
Inventories	1,575	1,228	1,408	1,660	2,779
Prepaid expenses and other	2,653	2,612	3,146	3,710	4,266
Discontinued operations	—	—	13,127	13,891	15,782
Total current assets	152,865	158,546	125,641	147,657	151,809
Property and Equipment:
Historical cost	930,264	976,978	1,063,290	1,099,221	1,168,104
Accumulated depreciation	(312,911)	(358,962)	(400,628)	(425,881)	(478,239)
	617,353	618,016	662,662	673,340	689,865
Construction in progress	55,302	74,344	70,275	67,063	62,750
Net property and equipment	672,655	692,360	732,937	740,403	752,615
Right-of-Use Asset - Operating Leases	8,990	17,313	18,774	27,390	30,503
Investments, at Equity, and Advances to 50% or Less Owned Companies	125,010	124,680	118,222	112,418	119,520
Construction Reserve Funds	3,745	12,893	18,161	20,112	28,109
Other Assets	3,270	3,401	3,422	3,627	3,603
Discontinued operations	—	—	23,349	25,092	26,193
	$966,535	$1,009,193	$1,040,506	$1,076,699	$1,112,352
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$13,359	$15,099	$15,182	$16,552	$17,918
Current portion of long-term debt	37,084	17,802	23,446	20,651	17,426
Accounts payable and accrued expenses	32,023	25,691	26,507	31,504	24,970
Due to SEACOR Holdings	66	74	77	74	535
Other current liabilities	29,949	36,151	42,372	47,185	45,967
Discontinued operations	—	—	3,813	3,813	3,893
Total current liabilities	112,481	94,817	111,397	119,779	110,709
Long-Term Operating Lease Liabilities	7,859	9,822	12,878	16,775	19,851
Long-Term Debt	356,729	380,251	375,772	379,075	384,344
Conversion Option Liability on Convertible Senior Notes	91	5,205	4,543	7,599	6,201
Deferred Income Taxes	26,113	33,905	36,921	37,066	41,834
Deferred Gains and Other Liabilities	7,951	6,269	4,848	5,165	7,290
Total liabilities	511,224	530,269	546,359	565,459	570,229
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	231	219	219	218	211
Additional paid-in capital	447,425	429,318	427,823	424,549	422,830
Retained earnings	11,131	27,076	64,929	83,312	111,701
Shares held in treasury	(844)	(669)	(614)	(374)	(373)
Accumulated other comprehensive loss, net of tax	(2,971)	1,548	(21,105)	(19,156)	(16,812)
	454,972	457,492	471,252	488,549	517,557
Noncontrolling interests in subsidiaries	339	21,432	22,895	22,691	24,566
Total equity	455,311	478,924	494,147	511,240	542,123
	$966,535	$1,009,193	$1,040,506	$1,076,699	$1,112,352

SEACOR MARINE HOLDINGS INC. UNAUDITED FLEET COUNTS

	Owned	Joint Ventured	Leased-in	Managed	Total (2)
March 31, 2020
AHTS	4	—	4	—	8
FSV	28	5	1	1	35
Supply	5	34	—	2	41
Specialty	1	3	—	—	4
Liftboats	14	—	2	—	16
Crew transfer	38	5	—	—	43
	90	47	7	3	147
December 31, 2019
AHTS	4	—	4	—	8
FSV	30	5	1	1	37
Supply	4	34	—	2	40
Specialty	1	3	—	1	5
Liftboats	14	—	2	—	16
Crew transfer	38	5	—	—	43
	91	47	7	4	149

______________________

(2)	Excludes one owned vessel that have been retired and removed from service.